Exhibit 10.1
FOURTH AMENDMENT TO BUILD-TO-SUIT LEASE

This Fourth Amendment to Build-To-Suit Lease Agreement (this “Fourth Amendment”) by and between the Pearland Economic Development Corporation, a corporation operating under Chapter 505 of the Texas Local Government Code (“Landlord”) and Cardiovascular Systems, Inc., a Delaware corporation (“Tenant”), is effective as of the date of the last signature on the signature page below.
R E C I T A L S
A. Landlord and Tenant are parties to that certain Build-To-Suit Lease Agreement dated as of September 4, 2009 (the “Original Lease”), as amended by (a) that certain First Amendment to Lease dated as of November 10, 2017 (the “First Amendment”), (b) that certain Second Amendment to Lease dated as of April 9, 2019 (the “Second Amendment”), and (c) that certain Third Amendment to Lease dated as of August 30, 2019 (the “Third Amendment” and, together with the Original Lease, the First Amendment, the Second Amendment and the Third Amendment, collectively, the “Lease”).

B. Tenant has exercised a Renewal Option under the Lease to extend the term for the second Extension Term of five (5) additional years and the parties desire by this Fourth Amendment to amend the Lease to evidence the terms of the second Extended Term.

C. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. Unless the context clearly indicates otherwise, all references to the “Lease” in the Lease and in this Fourth Amendment shall hereinafter be deemed to refer to the Lease, as amended hereby.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference), for the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

A G R E E M E N T

1.Extension of Term; Option Terms.

a.Extension of Term. Landlord and Tenant acknowledge that the Term is scheduled to expire on April 30, 2021. Notwithstanding anything to the contrary contained in the Lease, Tenant has exercised a Renewal Option under the Lease to extend the term for the second Extension Term of five (5) additional years commencing on May 1, 2021 and ending on April 30, 2026, unless sooner terminated in accordance with the terms of the Lease. The second Extension Term shall be subject to the existing terms and conditions of the Lease, except that the Base Rent shall be adjusted as set forth in Section 2 below. In addition, any reference in the Lease to the “Term” or words of similar import shall mean the Term together with the second Extension Term (and, if exercised, the third Extended Term), unless the context clearly indicates otherwise.

Exhibit 10.1
b.Remaining Renewal Term. The terms of Section 49 of the Lease shall continue to apply in full force and effect and shall be deemed incorporated into this Fourth Amendment for such purposes, and if the remaining Renewal Option is exercised, the third Extended Term shall commence on May 1, 2026 and, unless sooner terminated in accordance with the terms of the Lease, end on April 30, 2031, and the Base Rent payable during the third Extended Term shall be determined in accordance with Section 50 of the Lease.

2.Base Rent. Beginning on May 1, 2021, Tenant shall pay Base Rent for the Leased Premises during the second Extension Term in the amount of $10.50 per rental square foot per annum. The Base Rent shall be payable in monthly installments of Forty Thousand Two Hundred Fifty and 00/100 Dollars ($40,250.00) due on the first day of each calendar month during the Term.

3.Miscellaneous. Landlord and Tenant hereby ratify and confirm their respective rights and obligations under the Lease. Except as specifically herein amended, the Lease is and shall remain in full force and effect according to the terms thereof. In the event of any conflict between the terms of the Lease and the terms of this Fourth Amendment, the terms of this Fourth Amendment shall control. The headings to sections of this Fourth Amendment are for convenient reference only and shall not be used in interpreting this Fourth Amendment. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
[SIGNATURE PAGE FOLLOWS]

Exhibit 10.1
IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Fourth Amendment as of the date first above written.

LANDLORD:

PEARLAND ECONOMIC DEVELOPMENT CORPORATION,
a corporation operating under Chapter 505 of the Texas Local Government Code

By: /s/ Matt Buchanan

Name: Matt Buchanan

Its: President

Date: 12/16/20

TENANT:

CARDIOVASCULAR SYSTEMS, INC.,
a Delaware corporation

By: /s/ John Hastings

Name: John Hastings

Its: Vice President, Manufacturing & Operations

Date: 18 DEC 2020